SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

Date of Report (Earliest Event Reported):  February 3, 1997

Exact name of Registrant
 as specified in its charter:  Entree Corporation

State or Other Jurisdiction of Incorporation:  Delaware

Commission File Number:  0-16226

I.R.S. Employer Identification Number:  39-1566009

Address of Principal Executive Office:  26025 Mureau Road
                                        Calabasas, CA  91302

Registrant's Telephone Number, Including Area Code:  (818) 878-7711

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

       On February 3, 1997, the Board of Directors of the Company approved the sale of a majority of the assets of Atlanta Provision Company, Inc. ("APC") to Colorado Boxed Beef Company ("Colorado"). APC was the Company's sole operating subsidiary. As a result of the sale of APC, the Company has no remaining continuing operations. The sale closed on February 3, 1997.

       Colorado purchased the following assets of APC for $13.5 million: receivables, inventories, machinery and equipment, furniture and fixtures, and certain other current assets. Colorado made a cash payment to APC of $6.9 million of which $712,000 is restricted pursuant to the terms of the Asset Purchase Agreement. Colorado also assumed accounts payable and accrued liabilities of APC of $6.6 million. APC repaid $5.8 million to its lender to extinguish all obligations under its revolving line of credit.

       APC retained real estate with a net book value of $2.6 million at February 1, 1997. The real estate is collateral for two mortgage notes that amount to $794,000. APC has entered into a one year lease with Colorado. Each party can terminate the lease with 180 days written notice. The real estate will soon be listed for sale.

       The loss on disposal of discontinued operations for the twelve weeks ended January 4, 1997 represents the Company's loss on the sale of APC. This amount reflects a provision for certain liabilities related to the sale and is net of an anticipated gain on the sale of APC's real estate of $367,000. APC had an operating loss of $250,000 subsequent to January 4, 1997 through the date of sale which will be reflected as a loss from discontinued operations in the fourth quarter. APC also incurred expenses of $281,000 subsequent to January 4, 1997 resulting from the early termination of the revolving line of credit established on October 4, 1996.
The Company will reflect an extraordinary charge of $281,000 in the fourth quarter for these expenses.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (b)  Pro Forma Financial Information:
                  The following unaudited pro forma condensed
              consolidated financial information is filed with this report:

                   Pro Forma Condensed Consolidated Balance Sheet
                     at January 4, 1997
                   Pro Forma Condensed Consolidated Statements of
                     Operations for the 52 Weeks Ended March 30,
                     1996 and the 40 Weeks Ended January 4, 1997

       The following unaudited pro forma financial statements give effect to the sale of a majority of APC's assets (the "Sale"). The unaudited pro forma condensed consolidated balance sheet presents the combined financial position of Entree Corporation as of January 4, 1997 assuming that the Sale had occurred as of January 4, 1997. The unaudited pro forma condensed consolidated statement of operations for the 52 weeks ended March 30, 1996 gives effect to the Sale as of the beginning of the period.

       The unaudited condensed consolidated statement of operations for the 40 weeks ended January 4, 1997 included in the Form 10-Q for the period ended January 4, 1997 reflects the results of APC as discontinued operations. No further pro forma adjustments are required with respect to the Sale.

       The unaudited pro forma condensed consolidated financial information has been prepared by the Registrant based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial information presented herein is shown for illustrative purposes only and is not necessarily indicative of the future financial position or future results of operations of the Registrant, or of the financial position or results of operations of the Registrant that would have actually occurred had the transaction been in effect as of the date or for the periods presented.

       The unaudited pro forma condensed consolidated financial information should be read in conjunction with the historical financial statements and related notes of the Registrant.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 ENTREE CORPORATION
                                      (Registrant)


Date:  February 28, 1997         /s/ R. Scott Miswald
                                     Secretary

                      PRO FORMA FINANCIAL INFORMATION

                     ENTREE CORPORATION AND SUBSIDIARY
     PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT JANUARY 4, 1997
                                 UNAUDITED
                           (DOLLARS IN THOUSANDS)

                                                    Pro Forma       Pro
                                   Historical      Adjustments     Forma
                                   ----------      -----------     -----
ASSETS
Current assets
  Cash                              $ 1,359          $  (928)     $   431
  Net current assets of
    discontinued operations             ---              843          843
                                     ------            -----       ------
    Total current assets              1,359              (85)       1,274

Net noncurrent assets of
 discontinued operations              2,785           (1,021)       1,764
                                     ------            -----        ------
                                    $ 4,144          $(1,106)     $ 3,038
                                     ======            =====       ======

LIABILITIES AND SHAREHOLDERS' DEFICIT

Current liabilities
  Net current liabilities of
   discontinued operations          $ 1,106           (1,106)     $   ---
                                     ------            -----       ------
    Total current liabilities         1,106           (1,106)         ---

Preferred stock of subsidiary
  owned by parent                     7,400              ---        7,400

Shareholders' deficit                (4,362)             ---       (4,362)
                                     ------            -----       ------
                                    $ 4,144          $(1,106)     $ 3,038
                                     ======            =====       ======

See accompanying notes to pro forma condensed consolidated financial information.

                      PRO FORMA FINANCIAL INFORMATION

                     ENTREE CORPORATION AND SUBSIDIARY
          PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE 52 WEEKS ENDED MARCH 30, 1996
                                 UNAUDITED
                  (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                    Pro Forma        Pro
                                   Historical      Adjustments      Forma
                                   ----------      -----------      -----
Net sales                           $236,108        $(236,108)     $   ---
Cost of sales                        231,575         (231,575)         ---
                                     -------         --------       ------
Gross profit                           4,533           (4,533)         ---

Selling and administrative
  expenses                             4,026           (4,026)         ---
Write-off of goodwill                    852             (852)         ---
                                     -------         --------       ------
Operating loss                          (345)             345          ---

Interest expense                        (980)             980          ---
Non-operating income                     183             (183)         ---
Equity in earnings of
  unconsolidated subsidiary                7               (7)         ---
                                     -------         --------       ------
Loss from continuing
 operations                         $ (1,135)       $   1,135      $   ---
                                     =======         ========       ======

Earnings (loss) per
 common share                       $  (.14)                       $   .00
                                     ======                         ======

Weighted average number of
 common shares outstanding            8,000                          8,000
                                     ======                         ======

See accompanying notes to pro forma condensed consolidated financial information.

                      PRO FORMA FINANCIAL INFORMATION

                     ENTREE CORPORATION AND SUBSIDIARY
          PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE 40 WEEKS ENDED JANUARY 4, 1997
                                 UNAUDITED
                  (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                    Pro Forma        Pro
                                   Historical      Adjustments      Forma
                                   ----------      -----------      -----
Earnings (loss) from continuing
  operations                       $     ---        $     ---      $   ---
Discontinued operations:
  Loss from discontinued
    operations                          (584)             ---         (584)
Estimated loss on disposal of
  discontinued operations             (1,800)             ---       (1,800)
                                     -------          -------        -----
Loss before extraordinary item        (2,384)             ---       (2,384)
Extraordinary item                      (227)             ---         (227)
                                     -------          -------        -----
Net loss                           $  (2,611)       $     ---      $(2,611)
                                     =======          =======        =====
Loss per common share:
  Continuing operations            $     ---                       $   ---
  Discontinued operations:
    Loss from discontinued
      operations                        (.08)                         (.08)
    Estimated loss on disposal          (.22)                         (.22)
  Extraordinary item                    (.03)                         (.03)
                                     -------                         -----
Net loss                           $    (.33)                      $  (.33)
                                     =======                         =====

Weighted average number of
 common shares outstanding             8,000                         8,000
                                     =======                         =====

See accompanying notes to pro forma condensed consolidated financial information.

                     ENTREE CORPORATION AND SUBSIDIARY
                       NOTES TO PRO FORMA CONDENSED
                    CONSOLIDATED FINANCIAL INFORMATION
                                (Unaudited)


Pro Forma Condensed Consolidated Balance Sheet:

The pro forma adjustment reflects the sale of the following assets of APC: receivables, inventories, machinery and equipment, furniture and fixtures and certain other current assets. It also reflects the assumption of accounts payable and accrued liabilities of APC by the Buyer and the full repayment of all obligations under the revolving line of credit. After these transactions, APC had (i) unrestricted cash of $431,000, (ii) restricted cash of $712,000 and other net current assets of $131,000 and (iii) real estate, net of the mortgage, with a net book value of $1,764,000 at January 4, 1997.

Pro Forma Statement of Operations:

The pro forma statement of operations for the 52 weeks March 30, 1996 ended reflects a pro forma adjustment for the reclassification of the results of operations of APC as discontinued operations. As a result of the Sale, there are no remaining continuing operations.

The statement of operations for the forty weeks ended January 4, 1997 included in the Form 10-Q for the period ended January 4, 1997 reflects the results of APC as discontinued operations. No further pro forma adjustments are required with respect to the sale of APC.